Exhibit 10.11

SUPPLEMENTAL WARRANT AGREEMENT

THIS AGREEMENT made as of the 14th day of March, 2022.

AMONG:	MIND MEDICINE (MINDMED) INC.,
a company incorporated under the laws of British Columbia, Canada.

(the “Company”)

AND:	ODYSSEY TRUST COMPANY ,
a trust company incorporated under the laws of Alberta and registered to carry on business in the Province of Alberta and BC

(“Resigning Warrant Agent”)

AND:	COMPUTERSHARE TRUST COMPANY OF CANADA,
a trust company existing under the Trust and Loan Companies Act (Canada).

(“Computershare”)

WHEREAS by Warrant Agreements made on (i) May 26, 2020, (ii) October 30, 2020, (iii) December 11, 2020 and (iv) January 7, 2021 between the Company and Resigning Warrant Agent, as warrant agent, (which agreements and any and all agreement heretofore supplemental thereto are herein collectively referred to as the “Warrant Agreements”), provision was made for the issue of warrants, subject to the terms and conditions contained in the Warrant Agreements;

AND WHEREAS Resigning Warrant Agent agreed to transfer to Computershare the appointment as warrant agent under the Warrant Agreements, subject to the agreement of the Company;

AND WHEREAS to give effect to the foregoing, Resigning Warrant Agent desires, in accordance with the terms of the Warrant Agreements, to resign as warrant agent thereunder and to be discharged from the rights, powers, duties and obligations thereof, and to transfer to Computershare all of Resigning Warrant Agent`s rights, powers, duties and obligations under the Warrant Agreements;

AND WHEREAS the Company is prepared to accept such resignation and to appoint Computershare as the successor warrant agent, and Computershare is prepared to accept such appointment;

AND WHEREAS in order to complete the transfer of the Warrant Agreements, the updated forms of warrant certificates are attached hereto as Exhibits A-D;

AND WHEREAS the parties wish to execute this Agreement for the purpose of providing for the resignation of Resigning Warrant Agent as warrant agent and for its replacement by Computershare, such resignation and replacement to take effect as of March 14th , 2022 (the “Transfer Date”);

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties covenant and agree as follows:

1. Resigning Warrant Agent hereby resigns as warrant agent under, and is hereby discharged from the rights, powers, duties and obligations of the warrant agent, the Warrant Agreements, effective as of the Transfer Date. The Company hereby accepts such resignation, waiving any required period of notice that may be set forth in the Warrant Agreements.

2. The Company hereby appoints Computershare as successor warrant agent under the Warrant Agreements in the place and stead of Resigning Warrant Agent and with like effect as if originally named as warrant agent under the Warrant Agreements, effective as of the Transfer Date and Computershare hereby accepts such appointment. The Company hereby agrees that Resigning Warrant Agent shall not be responsible for any liabilities that may arise pursuant to Computershare’s administration of the warrant agency after the Transfer Date.

3. Resigning Transfer Agent hereby transfers and assigns to Computershare, upon the trusts expressed in the Warrant Agreements, all of, rights, powers, duties and obligations of Resigning Warrant Agent under the Warrant Agreements, effective as of the Transfer Date.

4. Computershare hereby represents that it meets all of the qualifications required for a new warrant agent under the Warrant Agreements.

5. Notwithstanding any of the foregoing, the resignation, discharge, appointment, transfers, assignments and other agreements provided for herein will not be effective unless this Agreement has been executed by all of the parties hereto, whether upon the original instrument, by facsimile or in counterparts, or any combination thereof, and unless all preconditions to such resignation, discharge, appointment, transfers, assignments and other agreements as may be set forth in the Warrant Agreements have been fulfilled.

6. Any provision in the Warrant Agreements specifying the address of the warrant agent is hereby amended to record the address as:

Computershare Trust Company of Canada
3rd floor -510 Burrard Street, Vancouver, B.C. V6C 3B9

Attention:	General Manager, Corporate Trust
Email:	XXXXXXXXXXXXXXX

7. Each party hereto agrees to execute and deliver all such documents and instruments and do such other acts as may be necessary or advisable to give effect to the terms hereof.

8. This Agreement is supplemental to the Warrant Agreements and shall be read in conjunction therewith. Except only insofar as the same may be inconsistent with the express provisions of this Agreement, all of the provisions of the Warrant Agreements shall apply to and shall have effect in the same manner as if they and the provisions of this Agreement were contained in one instrument. The form of warrant to be certified by Computershare from and after the Transfer Date shall be amended, stamped or legended to identify Computershare as the successor warrant agent but the validity of any warrant certified prior to the Transfer Date shall not be affected by the appointment of Computershare as successor warrant agent.

9. The forms of warrant certificates under the Warrant Agreements shall be amended to reflect the transfer of the Warrant Agreements from the Resigning Warrant Agent to Computershare. Computershare shall manage the warrants under Warrant Agreements utilizing the amended forms attached hereto as Exhibits A-D.

10. Computershare as successor warrant agent hereby accepts the rights, powers, duties and obligations in the Warrant Agreements declared and provided and agrees to perform the same upon the terms and conditions herein and in the Warrant Agreements set forth.

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

12. This Agreement shall be governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

In witness whereof this Agreement has been duly executed by the parties hereto as of the date first above written.

MIND MEDICINE (MINDMED) INC.

Per:

Per:

ODYSSEY TRUST COMPANY

Per:

Per:

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:

Per:

EXHIBIT A

FORM OF WARRANT CERTIFICATE UNDER WARRANT AGTEEMENT CONCLUDED ON MAY 26, 2020

WARRANTS TO PURCHASE SUBORDINATE VOTING SHARES OF MIND MEDICINE (MINDMED) INC.

(a company existing pursuant to the provincial laws of British Columbia)

[Certificates representing Warrants required to bear the legend set forth in Section 2.20(2) of the Warrant Indenture also include the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIESACT OF 1933, AS AMENDED (THE "U.S. SECURITIESACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE ISSUER, OR (E) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”]

CUSIP No. 60255C117

ISIN No. CA60255C1178

Warrant	Representing • Warrants to purchase
Certificate	Subordinate Voting Shares (subject to
Number:	adjustment and acceleration as provided
2020-•	for in the Warrant Indenture (as defined
below))

THIS CERTIFIES that, for value received, the registered holder hereof, • (the “holder”) is entitled at any time at or before the Expiry Time (as defined below) to acquire, subject to adjustment in certain events, the number of subordinate voting shares (“Subordinate Voting Shares”) of Mind Medicine (MindMed) Inc. (“the Company”) specified above, as presently constituted, by surrendering to COMPUTERSHARE TRUST COMPANY OF CANADA (the “Warrant Agent”) at its principal office in Vancouver, British Columbia, this Warrant Certificate with the duly completed and executed Exercise Form endorsed on the back of this Warrant Certificate, and accompanied by payment of $0.79 per Subordinate Voting Share (the “Warrant Exercise Price”) by certified cheque, bank draft money order in lawful money of Canada payable to, or to the order of, the Company at par at the above-mentioned office of the Warrant Agent. The holder of this Warrant Certificate may purchase less than the number of Subordinate Voting Shares which he is entitled to purchase on the exercise of the Warrants represented by this Warrant Certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The Warrants evidenced under this Warrant Certificate are exercisable on or before 5:00 p.m.(Toronto time) (the “Expiry Time”) on May 26, 2022 (the “Expiry Date”), subject to acceleration as described below. After the Expiry Time, Warrants evidenced hereby shall be deemed to be void and of no further force or effect. In the event that the volume weighted average closing price of the Subordinate Voting Shares on the Neo Exchange Inc. (or such other exchange on which the Subordinate Voting Shares may trade) is at a price equal to or greater than $1.13 (subject to adjustment in accordance with the terms of the Warrant Indenture) for a period of ten (10) consecutive trading days after the date hereof, the Company may accelerate the Expiry Date of the Warrants by giving not less than 30 days' written notice to the Warrantholders (the "Acceleration Notice"), and in such case, the Warrants will expire on the date that is not less than 30 days from the date the Acceleration Notice is provided to the Warrantholders pursuant to a written notice to Warrantholders in accordance with the terms of the Warrant Indenture. Concurrent with the delivery of the Acceleration Notice to the Warrantholders, the Company shall also provide the Acceleration Notice to the Warrant Agent pursuant to terms of the Warrant Indenture and issue a news release announcing the exercise of the Acceleration Right (as such term is defined in the Warrant Indenture). The receipt of the Acceleration Notice by the Warrant Agent and issuance of the news release announcing the Acceleration Right will not impact the timing of the exercise of the Acceleration Right by the Company.

This Warrant Certificate represents Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein reffered to as the "Warrant Indenture") dated as of May 26, 2020, between the Company and the Warrant Agent, as may be amended from time to time, which contains particulars of the rights of the holders of the Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Warrant Indenture. A copy of the Warrant Indenture can be requested by contacting the Warrant Agent. In the event of any conflict between the provisions contained in this Warrant

Certificate and the provisions of the Warrant Indenture, the provisions of the Warrant Indenture shall prevail.

Upon acceptance hereof, the holder hereof hereby expressly waives the right to receive any fractional Subordinate Voting Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Warrants represented by this Warrant Certificate shall be deemed to have been surrendered, and payment by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its office in the City of Vancouver, British Columbia.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the Warrant Exercise Price, the Company shall cause to be issued to the person(s) in whose name(s) the Subordinate Voting Shares have been so subscribed for, the number of Subordinate Voting Shares to be issued to such person(s) (provided that if the Subordinate Voting Shares are to be issued to a person other than the registered holder of this Warrant Certificate, the holder's signature on the Exercise Form herein shall be guaranteed by a Schedule I Canadian chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program), and the holder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Subordinate Voting Shares unless or until the holder shall have paid the Company or the Warrant Agent the amount of such tax (or shall have satisfied the Company that such tax has been paid or that no tax is due), and such person(s) shall become a holder in respect of such Subordinate Voting Shares with effect from the date of such exercise, and upon due surrender of this Warrant Certificate, the Transfer Agent shall issue a certificate(s) representing such Subordinate Voting Shares to be issued within five (5) Business Days after the exercise of the Warrants (or portion thereof) represented hereby.

Neither the Warrants represented by this Warrant Certificate nor the Subordinate Voting Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any state securities laws. The Warrants represented by this Warrant Certificate may not be exercised within the United States or by, or for the account or benefit of, a U.S. person or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Certificates representing Subordinate Voting Shares issued in the United States or to, or for the account or benefit of, U.S. persons will bear a legend restricting the transfer and exercise of such securities under applicable United States federal and state securities laws. "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

The holder acknowledges that the Warrants represented by this Warrant Certificate and the Subordinate Voting Shares issuable upon exercise hereof may be offered, sold or otherwise transferred only in compliance with all applicable securities laws.

No transfer of any Warrant will be valid unless entered on the register of transfers, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a transfer form or other written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent. Subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Warrant Certificates may be exchanged for Warrants Certificates entitling the holder thereof to acquire an equal aggregate number of Subordinate Voting Shares subject to adjustment as provided for in the Warrant Indenture. The Company and the Warrant Agent may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Warrants represented by this Warrant Certificate shall not constitute the holder hereof a holder of Subordinate Voting Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustment in the number of Subordinate Voting Shares to be delivered upon exercise of the right of purchase hereby granted and to the Warrant Exercise Price in certain events therein set forth.

The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders entitled to acquire upon the exercise of the Warrants a specified percentage of the Subordinate Voting Shares.

The Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

The Company may from time to time at any time prior to the Expiry Time purchase any of the Warrants by private agreement or otherwise.

This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

All dollar amounts herein are expressed in the lawful money of Canada.

[Signature page follows]

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this day of , 20 .

MIND MEDICINE (MINDMED) INC.

By:
Authorized Signing Officer

Countersigned this ___ day of __, __20

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signing Officer

EXERCISE FORM

TO:	Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

The undersigned holder of the within Warrants hereby irrevocably exercises the right of such holder to be issued and hereby subscribes forSubordinate Voting Shares of Mind Medicine (MindMed) Inc. (the “Company”) at the Warrant Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the City of Vancouver in the Province of British Columbia to the order of the Company in payment in full of the subscription price of the Subordinate Voting Shares hereby subscribed for.

Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the warrant indenture between the Company and Odyssey Trust Company dated May 26, 2020 as amended by the Supplemental Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th, 2022.

(Please check the ONE box applicable):

☐

1. The undersigned certifies that it (i) is not in the United States and is not “U.S. person”, within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (ii) is not exercising this Warrant for the account or benefit of any U.S. Person or person in the United States, (iii) did not execute or deliver this Exercise Form within the United States and (iv) has in all other aspects complied with the terms of Regulation S under the U.S. Securities Act.

☐

2. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, a Qualified Institutional Buyer both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder’s QIB Letter remain true and correct on the Exercise Date.

☐

3. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, an Accredited Investor both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder’s Accredited Investor Letter remain true and correct on the Exercise Date.

☐

4. The undersigned is delivering a written opinion of United States legal counsel or evidence reasonably satisfactory to the Company to the effect that the Warrant and the Subordinate Voting Shares to be delivered upon exercise hereof have been registered under the U.S. Securities Act or are exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The undersigned holder understands that unless Box 1 or Box 2 above is checked, the certificate representing the underlying Subordinate Voting Shares will be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available, in the form set out in the Warrant Indenture. “U.S. person” and “United States” are as defined under Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Subordinate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Company will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify the Company promptly in writing if any of its representations or warranties herein ceases to be accurate or complete.

It is understood that the Company may require evidence to verify the foregoing representations.

The undersigned hereby directs that the said Subordinate Voting Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SUBORDINATE VOTING SHARES

Please print full name in which certificates representing the Subordinate Voting Shares are to be issued. If any Subordinate Voting Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Transfer Form must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to COMPUTERSHARE TRUST COMPANY OF CANADA.

DATED this	day of ,	.

)
)
Witness		)	(Signature of Warrantholder, to be the same as
		)	appears on the face of this Warrant Certificate)
)
)
		)	Name of Registered Warrantholder

[ ] Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed.

NOTES:

1.
Certificates will not be registered or delivered to an address in the United States unless Box 2, Box 3 or Box 4 above is checked.
2.
If Box 4 above is checked, holders are encouraged to contact the Company in advance to determine that the legal opinion or evidence tendered in connection with exercise will be satisfactory in form and substance to the Company.

TRANSFER FORM

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada 510 Burrard Street, 3rd Floor Vancouver, BC V6C 3B9

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Trasferee)

(Address)

(Social Insurance Number)

___________of the Warrants registered in the name of the undersigned transferor represented by the Warrant Certificate.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made only to the Company; or

☐

(B) the transfer is being made outside the United States in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “US Securities Act”, and in compliance with any regulations and the holder has provided herewith the Declaration for Removal of legend attached as Schedule “B” to the Warrant indenture; or

☐

(C) the transfer is being made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144 or (ii) Rule 144A thereunder, and in either case in accordance with applicable state securities laws; or

☐

(D) the transfer is being made within the United States or to, or for the account or benefit of, U.S. persons, in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

In the case of a transfer in accordance with (C)(i) or (D) above, the Company and the Warrant Agent shall first have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company, to such effect. In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a U.S. person or to a person in the United States, the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

“United Sates” and “U.S. Person” are as defines by Regulation S under the U.S Securities Act.

DATED this _________ day of ___________.

SPACE FOR GUARANTEES OF SIGNATURES	)
(BELOW)
)
	)	Signature of Transferor
)
)
Guarantor's Signature/Stamp	)	Name of Transferor
)

REASON FOR TRANSFER - For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

NOTES:

1.
The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Schedule I Canadian chartered bank, or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.
2.
Warrants shall only be transferable in accordance with the warrant indenture between Mind Medicine (MindMed) Inc. and Odyssey Trust Company dated May 26, 2020 as amended by the Supplemental Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th, 2022 ( “the Warrant Indenture” )applicable laws and the rules and policies of any applicable stock exchange. Without limiting the foregoing, if the Warrant Certificate bears a legend restricting the transfer of the Warrants except pursuant to an exemption from registration under the U.S. Securities Act, and applicable state securities laws, this Transfer Form must be accompanied by a properly completed and executed declaration for removal of legend in the form attached as Schedule “B” to the Warrant Indenture

CERTAIN REQUIREMENTS RELATING TO TRANSFERS - READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•
Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.
•
Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.
•
Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTED”,“MEDALLION GUARANTED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia bank or TD Canada trust or a “MEDALLION GUARANTED” stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER - FOR US RESIDENTS ONLY

Consistent with US IRS regulations, COMPUTERSHARE TRUST COMPANY OF CANADA is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

The undersigned (a) acknowledges that the sale of the securities of Mind Medicine (MindMed) Inc. (The “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the U.S. Securities Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Canadian Securities Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the sale was not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:	By:
Name:
Title:

Affirmation by Seller’s Broker-Dealer (required for sales in accordance with Section (b)(2)(B) above)

We have read the foregoing representations of our customer (the “Seller”) dated , with regard to our sale, for such Seller’s account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of designated offshore securities market, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S.

Name of Firm

By:

Authorized officer

Date:

EXHIBIT B

FORM OF WARRANT CERTIFICATE UNDER WARRANT AGTEEMENT CONCLUDED ON OCTOBER 30, 2020

WARRANTS TO PURCHASE SUBORDINATE VOTING SHARES OF MIND MEDICINE (MINDMED) INC.

(a company existing pursuant to the provincial laws of British Columbia)

[Certificates representing Warrants required to bear the legend set forth in Section 2.20(2) of the Warrant Indenture also include the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE ISSUER, OR (E) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”]

CUSIP No. 60255C125

ISIN No. CA60255C1251

Warrant	Representing • Warrants to purchase Subordinate Voting Shares (subject to adjustment as provided for in the Warrant Indenture (as defined below))
Certificate
Number: 2020-
•

THIS CERTIFIES that, for value received, the registered holder hereof, • (the “holder”) is entitled at any time at or before the Expiry Time (as defined below) to acquire, subject to adjustment in certain events, the number of Subordinate Voting Shares (“Subordinate Voting Shares”) of Mind Medicine (MindMed) Inc. (the “Company”) specified above, as presently constituted, by surrendering to COMPUTERSHARE TRUST COMPANY OF CANADA (the “Warrant Agent”) at its principal office in Vancouver, British Columbia, this Warrant Certificate with the duly completed and executed Exercise Form endorsed on the back of this Warrant Certificate, and accompanied by payment of $1.40 per Subordinate Voting Share (the “Warrant Exercise Price”) by certified cheque, bank draft or money order in lawful money of Canada payable to, or to the order of, the Company at par at the above-mentioned office of the Warrant Agent. The holder of this Warrant Certificate may purchase less than the number of Subordinate Voting Shares which he is entitled to purchase on the exercise of the Warrants represented by this Warrant Certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The Warrants evidenced under this Warrant Certificate are exercisable on or before 5:00 p.m. (Toronto Time) (the “Expiry Time”) on October 30, 2023 (the “Expiry Date”). After the Expiry Time, Warrants evidenced hereby shall be deemed to be void and of no further force or effect.

This Warrant Certificate represents Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of October 30, 2020, between the Company and the Warrant Agent, as may be amended from time to time, which contains particulars of the rights of the holders of the Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Warrant Indenture. A copy of the Warrant Indenture can be requested by contacting the Warrant Agent. In the event of any conflict between the provisions contained in this Warrant Certificate and the provisions of the Warrant Indenture, the provisions of the Warrant Indenture shall prevail.

Upon acceptance hereof, the holder hereof hereby expressly waives the right to receive any fractional Subordinate Voting Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Warrants represented by this Warrant Certificate shall be deemed to have been surrendered, and payment by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its office in the City of Vancouver, British Columbia.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the Warrant Exercise Price, the Company shall cause to be issued to the person(s) in whose name(s) the Subordinate Voting Shares have been so subscribed for, the number of Subordinate Voting Shares to be issued to such person(s) (provided that if the Subordinate Voting Shares are to be issued to a person other than the registered holder of this Warrant Certificate, the holder's signature on the Exercise Form herein shall be guaranteed by a Schedule I Canadian chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program), and the holder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Subordinate Voting Shares unless or until the holder shall have paid the Company or the Warrant Agent the amount of such tax (or shall have satisfied the Company that such tax has been paid or that no tax is due), and such person(s) shall become a holder in respect of such Subordinate Voting Shares with effect from the date of such exercise, and upon due surrender of this Warrant Certificate, the Transfer Agent shall issue a certificate(s) representing such Subordinate Voting Shares to be issued within five (5) Business Days after the exercise of the Warrants (or portion thereof) represented hereby.

Neither the Warrants represented by this Warrant Certificate nor the Subordinate Voting Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws. The Warrants represented by this Warrant Certificate may not be exercised within the United States or by, or for the account or benefit of, a U.S. person or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Certificates representing Subordinate Voting Shares issued in the United States or to, or for the account or benefit of, U.S. persons will bear a legend restricting the transfer and exercise of such securities under applicable United States federal and state securities laws. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

The holder acknowledges that the Warrants represented by this Warrant Certificate and the Subordinate Voting Shares issuable upon exercise hereof may be offered, sold or otherwise transferred only in compliance with all applicable securities laws.

No transfer of any Warrant will be valid unless entered on the register of transfers, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a transfer form or other written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent. Subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Warrant Certificates may be exchanged for Warrants Certificates entitling the holder thereof to acquire an equal aggregate number of Subordinate Voting Shares subject to adjustment as provided for in the Warrant Indenture. The Company and the Warrant Agent may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Warrants represented by this Warrant Certificate shall not constitute the holder hereof a holder of Subordinate Voting Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustment in the number of Subordinate Voting Shares to be delivered upon exercise of the right of purchase hereby granted and to the Warrant Exercise Price in certain events therein set forth.

The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders entitled to acquire upon the exercise of the Warrants a specified percentage of the Subordinate Voting Shares.

The Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

The Company may from time to time at any time prior to the Expiry Time purchase any of the Warrants by private agreement or otherwise.

This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

All dollar amounts herein are expressed in the lawful money of Canada.

[Signature page follows]

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this______day of__, 20___.

MIND MEDICINE (MINDMED) INC.

By:________________________________

Authorized Signing Officer

Countersigned this____day of__, 20____

COMPUTERSHARE TRUST COMPANY OF CANADA

By:________________________________

Authorized Signing Officer

EXERCISE FORM

TO:	Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

The undersigned holder of the within Warrants hereby irrevocably exercises the right of such holder to be issued and hereby subscribes for Subordinate Voting Shares of Mind Medicine (MindMed) Inc. (the "Company") at the Warrant Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the City of Vancouver, in the Province of British Columbia to the order of the Company in payment in full of the subscription price of the Subordinate Voting Shares hereby subscribed for.

Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the warrant indenture between the Company and Odyssey Trust Company dated October 30, 2020 as amended by the Supplemental Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th, 2022.

(Please check the ONE box applicable):

☐

1. The undersigned certifies that it (i) is not in the United States and is not a "U.S. person" within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the U.S. Securities Act"), (ii) is not exercising this Warrant for the account or benefit of any U.S. Person or person in the United States, (iii) did not execute or deliver this Exercise Form within the United States and (iv) has in all other aspects complied with the terms of Regulation S under the U.S. Securities Act.

☐

2. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, a Qualified Institutional Buyer both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder's QIB Letter remain true and correct on the Exercise Date.

☐

3. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, an Accredited Investor both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder's Accredited Investor Letter remain true and correct on the Exercise Date.

☐

4. The undersigned is delivering a written opinion of United States legal counsel or evidence reasonably satisfactory to the Company to the effect that the Warrant and the Subordinate Voting Shares to be delivered upon exercise hereof have been registered under the U.S. Securities Act or are exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The undersigned holder understands that unless Box 1 or Box 2 above is checked, the certificate representing the underlying Subordinate Voting Shares will be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available, in the form set out in the Warrant Indenture. "U.S. person" and "United States" are as defined under Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Subordinate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Company will rely upon its confirmations, acknowledgements and agreements set forth herein, and it agrees to notify the Company promptly in writing if any of its representations or warranties herein ceases to be accurate or complete.

It is understood that the Company may require evidence to verify the foregoing representations.

The undersigned hereby directs that the said Subordinate Voting Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SUBORDINATE VOTING SHARES

Please print full name in which certificates representing the Subordinate Voting Shares are to be issued. If any Subordinate Voting Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Transfer Form must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to COMPUTERSHARE TRUST COMPANY OF CANADA.

DATED this	day of ,

.

)
)
Witness	)	(Signature of Warrantholder, to be the same as
	)	appears on the face of this Warrant Certificate)
)
)
	)	Name of Registered Warrantholder

[ ] Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed.

NOTES:

3.
Certificates will not be registered or delivered to an address in the United States unless Box 2, Box 3 or Box 4 above is checked.
4.
If Box 4 above is checked, holders are encouraged to contact the Company in advance to determine that the legal opinion or evidence tendered in connection with exercise will be satisfactory in form and substance to the Company.

TRANSFER FORM

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

_______________________________________________________________________________ (Trasferee) _______________________________________________________________________________ (Address) _______________________________________________________________________________ (Social Insurance Number)

of the Warrants registered in the name of the undersigned transferor represented by the Warrant Certificate.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

(a)
the transfer is being made only to the Company; or

(b)
the transfer is being made outside the United States in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and in compliance with any applicable local securities laws and regulations and the holder has provided herewith the Declaration for Removal of Legend attached as Schedule "B" to the Warrant Indenture; or
(c)
the transfer is being made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144 or (ii) Rule 144A thereunder, and in either case in accordance with applicable state securities laws; or
(d)
the transfer is being made within the United States or to, or for the account or benefit of, U.S. persons, in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

In the case of a transfer in accordance with (C)(i) or (D) above, the Company and the Warrant Agent shall first have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company, to such effect. In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a U.S. person or to a person in the United States, the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

"United States" and "U.S. Person" are as defined by Regulation S under the U.S. Securities Act.

DATED this day of, , .

SPACE FOR GUARANTEES OF SIGNATURES	)
(BELOW)
)
	)	Signature of Transferor
)
)
Guarantor's Signature/Stamp	)	Name of Transferor
)

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

☐CAD OR USD☐

NOTES:

3.
The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Schedule I Canadian chartered bank, or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.
4.
Warrants shall only be transferable in accordance with the warrant indenture between Mind Medicine (MindMed) Inc. and Odyssey Trust Company dated October 30, 2020 as amended by the Supplemental Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th, 2022 (the "Warrant Indenture") applicable laws and the rules and policies of any applicable stock exchange. Without limiting the foregoing, if the Warrant Certificate bears a legend restricting the transfer of the Warrants except pursuant to an exemption from registration under the U.S. Securities Act, and applicable state securities laws, this Transfer Form must be accompanied by a properly completed and executed declaration for removal of legend in the form attached as Schedule "B" to the Warrant Indenture.

CERTAIN REQUIREMENTS RELATING TO TRANSFERS – READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•
Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words "Medallion Guaranteed", with the correct prefix covering the face value of the certificate.
•
Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed", sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a "Signature & Authority to Sign Guarantee" Stamp affixed to the transfer (as opposed to a "Signature Guaranteed" Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.
•
Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: "SIGNATURE GUARANTEED", "MEDALLION GUARANTEED" OR "SIGNATURE & AUTHORITY TO SIGN GUARANTEE", all in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a "SIGNATURE & AUTHORITY TO SIGN GURANTEE" Stamp affixed to the form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a "MEDALLION GURANTEED" Stamp affixed to the form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, COMPUTERSHARE TRUST COMPANY OF CANADA is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

SCHEDULE "B"

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

The undersigned (a) acknowledges that the sale of the securities of Mind Medicine (MindMed) Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the U.S. Securities Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Canadian Securities Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the sale was not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:	By:
Name:
Title:

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(2)(B) above)

We have read the foregoing representations of our customer ________________(the “Seller”) dated ________________, with regard to our sale, for such Seller’s account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of designated offshore securities market, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S.

Name of Firm
By:
Authorized officer
Date:

EXHIBIT C

FORM OF WARRANT CERTIFICATE UNDER WARRANT AGTEEMENT

CONCLUDED ON DECEMBER 11, 2021

WARRANTS TO PURCHASE SUBORDINATE VOTING SHARES OF MIND

MEDICINE (MINDMED) INC.

(a company existing pursuant to the provincial laws of British Columbia)

[Certificates representing Warrants required to bear the legend set forth in Section 2.20(2) of the Warrant Indenture also include the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE ISSUER, OR (E) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”]

CUSIP No. 60255C133

ISIN No. CA60255C1335

Warrant Certificate Number: 2020-•	Representing • Warrants to purchase Subordinate Voting Shares (subject to adjustment and acceleration as provided for in the Warrant Indenture (as defined below))

THIS CERTIFIES that, for value received, the registered holder hereof, • (the “holder”) is entitled at any time at or before the Expiry Time (as defined below) to acquire, subject to adjustment in certain events, the number of Subordinate Voting Shares (“Subordinate Voting Shares”) of Mind Medicine (MindMed) Inc. (the “Company”) specified above, as presently constituted, by surrendering to COMPUTERSHARE TRUST COMPANY OF CANADA (the “Warrant Agent”) at its principal office in Vancouver, British Columbia this Warrant Certificate with the duly completed and executed Exercise Form endorsed on the back of this Warrant Certificate, and accompanied by payment of $1.40 per Subordinate Voting Share (the “Warrant Exercise Price”) by certified cheque, bank draft or money order in lawful money of Canada payable to, or to the order of, the Company at par at the above-mentioned office of the Warrant Agent. The holder of this Warrant Certificate may purchase less than the number of Subordinate Voting Shares which he is entitled to purchase on the exercise of the Warrants represented by this Warrant Certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The Warrants evidenced under this Warrant Certificate are exercisable on or before 5:00 p.m. (Toronto time) (the “Expiry Time”) on December 11, 2023 (the “Expiry Date”), subject to acceleration as described below. After the Expiry Time, Warrants evidenced hereby shall be deemed to be void and of no further force or effect. In the event that the volume weighted average trading closing price of the Subordinate Voting Shares on the Neo Exchange Inc. (or such other exchange on which the Subordinate Voting Shares may trade) is at a price greater than $4.00 (subject to adjustment in accordance with the terms of the Warrant Indenture) for the preceding ten (10) consecutive trading days after the date hereof, the Company may accelerate the Expiry Date of the Warrants by giving written notice to the Warrantholders (the “Acceleration Notice”), and in such case, the Warrants will expire on the date that is at least 30 days from the date of the Acceleration Notice is provided to the Warrantholders pursuant to a written notice to Warrantholders in accordance with the terms of the Warrant Indenture. Concurrent with the delivery of the Acceleration Notice to the Warrantholders, the Company shall also provide the Acceleration Notice to the Warrant Agent pursuant to terms of the Warrant Indenture and issue a news release announcing the exercise of the Acceleration Right (as such term is defined in the Warrant Indenture). The receipt of the Acceleration Notice by the Warrant Agent and issuance of the news release announcing the Acceleration Right will not impact the timing of the exercise of the Acceleration Right by the Company.

This Warrant Certificate represents Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of December 11, 2020, between the Company and the Warrant Agent, as may be amended from time to time, which contains particulars of the rights of the holders of the Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant

Certificate by acceptance hereof assents. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Warrant Indenture. A copy of the Warrant Indenture can be requested by contacting the Warrant Agent. In the event of any conflict between the provisions contained in this Warrant Certificate and the provisions of the Warrant Indenture, the provisions of the Warrant Indenture shall prevail.

Upon acceptance hereof, the holder hereof hereby expressly waives the right to receive any fractional Subordinate Voting Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Warrants represented by this Warrant Certificate shall be deemed to have been surrendered, and payment by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its office in the City of Vancouver, British Columbia.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the Warrant Exercise Price, the Company shall cause to be issued to the person(s) in whose name(s) the Subordinate Voting Shares have been so subscribed for, the number of Subordinate Voting Shares to be issued to such person(s) (provided that if the Subordinate Voting Shares are to be issued to such person(s) (provided that if the Subordinate Voting Shares are to be issued to a person other than the registered holder of this Warrant Certificate, the holder’s signature on the Exercise Form herein shall be guaranteed by a Schedule I Canadian chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program), and the holder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Subordinate Voting Shares unless or until the holder shall have paid the Company or the Warrant Agent the amount of such tax (or shall have satisfied the Company that such tax has been paid or that no tax is due), and such person(s) shall become a holder in respect of such Subordinate Voting Shares with effect from the date of such exercise, and upon due surrender of this Warrant Certificate, the Transfer Agent shall issue a certificate(s) representing such Subordinate Voting Shares to be issued within five (5) Business Days after the exercise of the Warrants (or portion thereof) represented hereby.

Neither the Warrants represented by this Warrant Certificate nor the Subordinate Voting Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws. The Warrants represented by this Warrant Certificate may not be exercised within the United States or by, or for the account or benefit of, a U.S. person or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Certificates representing Subordinate Voting Shares issued in the United States or to, or for the account or benefit of, U.S. persons will bear a legend restricting the transfer and exercise of such securities under applicable United States federal and state securities laws. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

The holder acknowledges that the Warrants represented by this Warrant Certificate and the Subordinate Voting Shares issuable upon exercise hereof may be offered, sold or otherwise transferred only in compliance with all applicable securities laws.

No transfer of any Warrant will be valid unless entered on the register of transfers, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a transfer form or other written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent. Subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Warrant Certificates may be exchanged for Warrants Certificates entitling the holder thereof to acquire an equal aggregate number of Subordinate Voting Shares subject to adjustment as provided for in the Warrant Indenture. The Company and the Warrant Agent may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Warrants represented by this Warrant Certificate shall not constitute the holder hereof a holder of Subordinate Voting Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustment in the number of Subordinate Voting Shares to be delivered upon exercise of the right of purchase hereby granted and to the Warrant Exercise Price in certain events therein set forth.

The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders entitled to acquire upon the exercise of the Warrants a specified percentage of the Subordinate Voting Shares.

The Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

The Company may from time to time at any time prior to the Expiry Time purchase any of the Warrants by private agreement or otherwise.

This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

All dollar amounts herein are expressed in the lawful money of Canada.

[Signature page follows]

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this_____ day of __, 20___ .

MIND MEDICINE (MINDMED) INC.

By:
Authorized Signing Officer

Countersigned this day___ of_ , 20____

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signing Officer

EXERCISE FORM

TO:	Mind Medicine (MindMed) Inc.
AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

The undersigned holder of the within Warrants hereby irrevocably exercises the right of such holder to be issued and hereby subscribes forSubordinate Voting Shares of Mind Medicine (MindMed) Inc. (the “Company”) at the Warrant Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the City of Vancouver, in the Province of British Columbia to the order of the Company in payment in full of the subscription price of the Subordinate Voting Shares hereby subscribed for.

Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the warrant indenture between the Company and Odyssey Trust Company dated December 11, 2020 as amended by the Supplemental Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th , 2022.

(Please check the ONE box applicable):

☐

1. The undersigned certifies that it (i) is not in the United States and is not a “U.S. person”, within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (ii) is not exercising this Warrant for the account or benefit of any U.S. Person or person in the United States, (iii) did not execute or deliver this Exercise Form within the United States and (iv) has in all other aspects complied with the terms of Regulation S under the U.S. Securities Act

☐

2. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, a Qualified Institutional Buyer both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder’s QIB Letter remain true and correct on the Exercise Date.

☐

3. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, an Accredited Investor both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder’s Accredited Investor Letter remain true and correct on the Exercise Date.

☐

4. The undersigned is delivering a written opinion of United States legal counsel or evidence reasonably satisfactory to the Company to the effect that the Warrant and the Subordinate Voting Shares to be delivered upon exercise hereof have been registered under the U.S. Securities Act or are exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The undersigned holder understands that unless Box 1 or Box 2 above is checked, the certificate representing the underlying Subordinate Voting Shares will be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available, in the form set out in the Warrant Indenture. “U.S. person” and “United States” are as defined under Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Subordinate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Company will rely upon its confirmations, acknowledgements and agreements set forth herein, and it agrees to notify the Company promptly in writing if any of its representations or warranties herein ceases to be accurate or complete.

It is understood that the Company may require evidence to verify the foregoing representations.

The undersigned hereby directs that the said Subordinate Voting Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SUBORDINATE VOTING SHARES

Please print full name in which certificates representing the Subordinate Voting Shares are to be issued. If any Subordinate Voting Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Transfer Form must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to COMPUTERSHARE TRUST COMPANY OF CANADA.

DATED this__________day of___,______ .

)
)
Witness	)	(Signature of Warrantholder, to be the same as
	)	appears on the face of this Warrant Certificate)
)
)
	)	Name of Registered Warrantholder

[ ] Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed.

NOTES:

5.
Certificates will not be registered or delivered to an address in the United States unless Box 2, Box 3 or Box 4 above is checked.
6.
If Box 4 above is checked, holders are encouraged to contact the Company in advance to determine that the legal opinion or evidence tendered in connection with exercise will be satisfactory in form and substance to the Company.

TRANSFER FORM

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Trasferee)

(Address)

(Social Insurance Number)

of the Warrants registered in the name of the undersigned transferor represented by the Warrant Certificate.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(A) the transfer is being made only to the Company; or

☐

(B) the transfer is being made outside the United States in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “US Securities Act”, and in compliance with any regulations and the holder has provided herewith the Declaration for Removal of legend attached as Schedule “B” to the Warrant indenture; or

☐

(C) the transfer is being made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144 or (ii) Rule 144A thereunder, and in either case in accordance with applicable state securities laws; or

☐

(D) the transfer is being made within the United States or to, or for the account or benefit of, U.S. persons, in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

In the case of a transfer in accordance with (C)(i) or (D) above, the Company and the Warrant Agent shall first have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company, to such effect. In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a U.S. person or to a person in the United States, the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

“United States” and “U.S. Person” are as defined by Regulation S under the U.S. Securities Act

DATED this day of,

SPACE FOR GUARANTEES OF SIGNATURES	)
(BELOW)
)
	)	Signature of Transferor
)
)
Guarantor's Signature/Stamp	)	Name of Transferor
)

REASON FOR TRANSFER – For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

☐ CAD OR USD ☐

NOTES:

5.
The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Schedule I Canadian chartered bank, or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.
6.
Warrants shall only be transferable in accordance with the warrant indenture between Mind Medicine (MindMed) Inc. and Odyssey Trust Company dated December 11, 2020 as amended by the Supplemental Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th, 2022 (the “Warrant Indenture”) applicable laws and the rules and policies of any applicable stock exchange. Without limiting the foregoing, if the Warrant Certificate bears a legend restricting the transfer of the Warrants except pursuant to an exemption from registration under the U.S. Securities Act, and applicable state securities laws, this Transfer Form must be accompanied by a properly completed and executed declaration for removal of legend in the form attached as Schedule "B" to the Warrant Indenture.

CERTAIN REQUIREMENTS RELATING TO TRANSFERS — READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•
Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the correct prefix covering the face value of the certificate.
•
Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to Sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada. Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.
•
Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”,“MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” stamp affixed to the from of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a

“MEDALLION GUARANTEED” stamp affixed to the form of transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER – FOR US RESIDENTS ONLY

Consistent with US IRS regulations, COMPUTERSHARE TRUST COMPANY OF CANADA is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

The undersigned (a) acknowledges that the sale of the securities of Mind Medicine (MindMed) Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) it is not an affiliate of the Company(as defined in Rule 405 under the U.S. Securities Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Canadian Securities Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the sale was not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:	By:
Name:
Title:

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(2)(B) above)

We have read the foregoing representations of our customer ________________(the “Seller”) dated ________________, with regard to our sale, for such Seller’s account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of designated offshore securities market, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S.

Name of Firm

By:

Authorized officer

Date:

EXHIBIT D

FORM OF WARRANT CERTIFICATE UNDER WARRANT AGTEEMENT CONCLUDED ON JANUARY 7, 2021

WARRANTS TO PURCHASE SUBORDINATE VOTING SHARES OF MIND MEDICINE (MINDMED) INC.

(a company existing pursuant to the provincial laws of British Columbia)

[Certificates representing Warrants required to bear the legend set forth in Section 2.20(2) of the Warrant Indenture also include the following legend:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITES ACT OF 1993. AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) INSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 144A UNDER THE U.S. SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE ISSUER, OR (E) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A LEGAL OPINION REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE “UNITED STATE” AND “U.S. PERSON” ARE AS DEFINED BY REGULATIONS UNDER THE U.S. SECURITIES ACT.”]

CUSIP No. 60255C141 ISIN No. CA60255C1418
Warrant	Representing • Warrants to purchase
Certificate	Subordinate Voting Shares (subject to
Number:	adjustment and acceleration as provided
2021-•	for in the Warrant Indenture (as defined below))

THIS CERTIFIES that, for the value received, the registered holder hereof, • (the “holder”) is entitled at any time at or before the Expiry Time (as defined below) to acquire, subject to adjustment in certain events, the number of Subordinate Voting Shares (“Subordinate Voting Shares”) of Mind Medicine (MindMed) Inc. (the “Company”) specified above, as presently constituted by surrendering to COMPUTERSHARE TRUST COMPANY OF CANADA (the “Warrant Agent”) at its principal office in Vancouver. British Columbia this Warrant Certificate with the duly completed and executed Exercise Form endorsed on the back of this Warrant Certificate and accompanied by payment of $5.75 per Subordinate Voting Share (the “Warrant Exercise Price”) by certified cheque, bank draft or money order in lawful money of Canada payable to, or to the order of, the Company at par at the above-mentioned office of the Warrant Agent. The holder of this Warrant Certificate may purchase less than the number of Subordinate Voting Shares which he is entitled to purchase on the exercise of the Warrants represented by this Warrant Certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The Warrants evidenced under this Warrant Certificate are exercisable on or before 5:00 p.m. (Toronto time) (the “Expiry time”) on January 7, 2024(the “Expiry date”) subject to accelerations as described below. After the Expiry Time, Warrants evidenced hereby shall be deemed to be void and of no further force or effect. In the event that the volume weighted average trading closing price of the Subordinate Voting Shares on the Neo Exchange Inc. (or such other exchange on which the Subordinate Voting Shares may trade) is at a price greater than $9.00 (subject to adjustment in accordance with the terms of the Warrant Indenture) for the preceding five (5) consecutive trading days after the date hereof, the Company may accelerate the Expiry Date of the Warrants by giving written notice to the Warrantholders (the “Acceleration Notice”), and such case, the Warrants will expire on the date that is at least 30 days from the date of the Acceleration Notice is provided to the Warrantholders pursuant to a written notice to Warrantholders in accordance with the terms of the Warrant Indenture. Concurrent with the delivery of the Acceleration Notice to the Warrantholders, the Company shall also provide the Acceleration Notice to the Warrant Agent pursuant to terms of the Warrant Indenture and issue a news release announcing the exercise of the Acceleration Right (as such term is defined in the Warrant Indenture). The receipt of the Acceleration Notice by the Warrant Agent and issuance of the news release announcing the Acceleration Right will not impact the timing of the exercise of the Acceleration Right by the Company.

This Warrant Certificate represents Warrants of the Company issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred “Warrant Indenture”) dated as of January 7, 2021 between the Company and the Warrant Agent, as may be amended from time to time, which contains particulars of the rights of the holders of the Warrants and the Company and of the Warrant Agent in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Warrant Indenture. A copy of the Warrant Indenture can be requested by contacting the Warrant Agent. In the event of any conflict between the provisions contained in this Warrant

Certificate and the provisions of the Warrant Indenture, the provisions of the Warrant Indenture shall prevail.

Upon acceptance hereof, the holder hereof hereby expressly waives the right to receive any fractional Subordinate Voting Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Warrants represented by this Warrant Certificate shall be deemed to have been surrendered, and payment by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at its office in the City of Vancouver, British Columbia.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the Warrant Exercise Price, the Company shall cause to be issued to the person(s) in whose name(s) the Subordinate Voting Shares have been so subscribed for, the number of Subordinate Voting Shares to be issued to such person(s) (provided that if the Subordinate Voting Shares are to be issued to a person other than the registered holder of this Warrant Certificate, the holder’s signature on the Exercise Form herein shall be guaranteed by a Schedule I Canadian chartered bank or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program), and the holder shall pay to the Company or the Warrant Agent all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Subordinate Voting Shares unless or until the holder shall have paid the Company or the Warrant Agent the amount of such tax (or shall have satisfied the Company that such tax has been paid or that no tax is due), and such person(s) shall become a holder in respect of such Subordinate Voting Shares with effect from the date of such exercise, and upon due surrender of this Warrant Certificate, the Transfer Agent shall issue a certificate(s) representing such Subordinate Voting Shares to be issued within five (5) Business Days after the exercise of the Warrants (or portion thereof) represented hereby.

Neither the Warrants represented by this Warrant Certificate nor the Subordinate Voting Shares issuable upon exercise hereof have been or will be registered under the United States Securities Act of 1993, as amended (the “U.S. Securities Act”) or any state securities laws. The Warrants represented by this Warrant Certificate may not be exercised within the United States or by, or for the account or benefit of, a U.S. person or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Certificates representing Subordinate Voting Shares issued in the United States or to, or for the account or benefit of, U.S. persons will bear a legend restricting the transfer and exercise of such securities under applicable United State federal and state securities laws. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

The holder acknowledges that the Warrants represented by this Warrant Certificate and the Subordinate Voting Shares issuable upon exercise hereof may be offered, sold or otherwise transferred only in compliance with all applicable securities laws.

No transfer of any Warrant will be valid unless entered on the register of transfers, upon surrender to the Warrant Agent of the Warrant Certificate evidencing such Warrant, duly endorsed by, or accompanied by a transfer form or other written instrument of transfer in form satisfactory to the Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent. Subject to the provisions of the Warrant Indenture and upon compliance with the reasonable requirements of the Warrant Agent, Warrant Certificates may be exchanged for Warrants Certificates entitling the holder thereof to acquire an equal aggregate number of Subordinate Voting Shares subject to adjustment as provided for in the Warrant Indenture. The Company and the Warrant Agent may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Warrants represented by this Warrant Certificate shall not constitute the holder hereof a holder of Subordinate Voting Shares nor entitle him to any right or interest in respect thereof except as herein and in the Warrant Indenture expressly provided.

The Warrant Indenture provides for adjustment in the number of Subordinate Voting Shares to be delivered upon exercise of the right of purchase hereby granted and to the Warrant Exercise Price in certain events therein set forth.

The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders entitled to acquire upon the exercise of the Warrants a specified percentage of the Subordinate Voting Shares.

The Warrants and the Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts. Time shall be of the essence hereof and of the Warrant Indenture.

The Company may from time to time at any time prior to the Expiry Time purchase any of the Warrants by private agreement or otherwise.

This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent for the time being under the Warrant Indenture.

All dollar amounts herein are expressed in the lawful money of Canada.

[Signature page follows]

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this ,day of , 20

MIND MEDICINE (MINDMED) INC.
By:
Authorized Signing Officer

Countersigned this _______day of ______, 20 ______

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signing Officer

EXERCISE FORM

To:	Mind Medicine (MindMed) Inc.
AND TO:	Computershare Trust Company of Canada 510 Burrard Street, 3rd Floor Vancouver, BC V6C 3B9

The undersigned holder of the within Warrants hereby irrevocably exercises the right of such holder to be issued and hereby subscribes forSubordinate Voting Shares of Mind Medicine (MindMed) Inc. (the “Company”) at the Warrant Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such certificate and the Warrant Indenture and encloses herewith a certified cheque, bank draft or money order payable at par in the City of Vancouver in the Province of British Columbia to the order of the Company in payment in full of the subscription price of the Subordinate Voting Shares hereby subscribed for.

Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the warrant indenture between the Company and Odyssey Trust Company dated May 26, 2020 as amended by the Supplemental Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th , 2022.

(Please check the ONE box applicable):

􀀀

 1. The undersigned certifies that it (i) is not in the United States and is not a “U.S. person”, within the meaning of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (ii) is not exercising this Warrant for the account or benefit of any U.S. Person or person in the United States, (iii) did not execute or deliver this Exercise Form within the United States and (iv) has in all other aspects complied with the terms of Regulation S under the U.S. Securities Act.

􀀀

 2. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, a Qualified Institutional Buyer both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder's QIB Letter remain true and correct on the Exercise Date.

􀀀

 3. The undersigned certifies that it is the Original U.S. Purchaser and (i) purchased the Warrants as a part of the Units in the Offering; (ii) is exercising the Warrants solely for its own account or for the benefit of a U.S. Person or a person in the United States for whose account such holder acquired the Warrants as a part of the Units in the Offering and for whose account such holders exercises sole investment discretion; (iii) was and is, and any beneficial purchaser for whose account such holder acquired the Warrant and is exercising the Warrants was and is, an Accredited Investor both on the date the Units were purchased in the Offering and on the Exercise Date; and (iv) the representations and warranties made by the holder or any beneficial purchaser, as the case may be, to the Company in such holder's Accredited Investor Letter remain true and correct on the Exercise Date.

􀀀

4. The undersigned is delivering a written opinion of United States legal counsel or evidence reasonably satisfactory to the Company to the effect that the Warrant and the Subordinate Voting Shares to be delivered upon exercise hereof have been registered under the U.S. Securities Act or are exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The undersigned holder understands that unless Box 1 or Box 2 above is checked, the certificate representing the underlying Subordinate Voting Shares will be issued in definitive physical certificated form and bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available, in the form set out in the Warrant Indenture. “U.S. person” and “United States” are as defined under Regulation S under the U.S. Securities Act.

The undersigned hereby acknowledges that the undersigned is aware that the Subordinate Voting Shares received on exercise may be subject to restrictions on resale under applicable securities legislation. The undersigned hereby further acknowledges that the Company will rely upon its confirmations, acknowledgements and agreements set forth herein, and we agrees to notify the Company promptly in writing if any of its representations or warranties herein ceases to be accurate or complete.

It is understood that the Company may require evidence to verify the foregoing representations.

The undersigned hereby directs that the said Subordinate Voting Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SUBORDINATE VOTING SHARES

Please print full name in which certificates representing the Subordinate Voting Shares are to be issued. If any Subordinate Voting Shares are to be issued to a person or persons other than the registered holder, the registered holder must pay to the Warrant Agent all eligible transfer taxes or other government charges, if any, and the Transfer Form must be duly executed.

Once completed and executed, this Exercise Form must be mailed or delivered to COMPUTERSHARE TRUST COMPANY OF CANADA.

DATED this day of , .

)
)
Witness	)	(Signature of Warrantholder, to be the same as appears on the face of this Warrant Certificate)
)
)
)
	)	Name of Registered Warrantholder

[ ] Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed.

NOTES:

7.
Certificates will not be registered or delivered to an address in the United States unless Box 2, Box 3 or Box 4 above is checked.
8.
If Box 4 above is checked, holders are encouraged to contact the Company in advance to determine that the legal opinion or evidence tendered in connection with exercise will be satisfactory in form and substance to the Company.

TRANSFER FORM

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

FOR VALUE RECEIVED, the undersigned transferor hereby sells, assigns and transfers unto

(Trasferee)

(Address)

(Social Insurance Number)

__________________of the Warrants registered in the name of the undersigned transferor represented by the Warrant Certificate.

In the case of a Warrant Certificate that contains a U.S. restrictive legend, the undersigned hereby represents, warrants and certifies that (one (only) of the following must be checked):

☐	(a) the transfer is being made only to the Company; or

☐
(b)
the transfer is being made outside the United States in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "U.S Securities Act"), and in compliance with any applicable local securities laws and regulations and the holder has provided herewith the Declaration for Removal of Legend attached as Schedule “B” to the Warrant Indenture; or

☐
(c)
the transfer is being made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144 or (ii) Rule 144A thereunder, and in either case in accordance with applicable state securities laws; or

☐
(d)
the transfer is being made within the United States or to, or for the account or benefit of, U.S. persons, in accordance with a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws and the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

In the case of a transfer in accordance with (C)(i) or (D) above, the Company and the Warrant Agent shall first have received an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company, to such effect. In the case of a Warrant Certificate that does not contain a U.S. restrictive legend, if the proposed transfer is to, or for the account or benefit of a U.S. person or to a person in the United States, the undersigned hereby represents, warrants and certifies that the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the undersigned has furnished to the Company and the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect.

“United States” and “U.S. Person” are as defined by Regulation S under the U.S. Securities Act.

DATED this day of, , .

SPACE FOR GUARANTEES OF SIGNATURES	)
(BELOW)
)
	)	Signature of Transferor
)
)
Guarantor's Signature/Stamp	)	Name of Transferor
)

REASON FOR TRANSFER ± For US Residents only (where the individual(s) or corporation receiving the securities is a US resident). Please select only one (see instructions below).

☐	Gift	☐	Estate	☐	Private Sale	☐	Other (or no change
in ownership)

Date of Event (Date of gift, death or sale):	Value per Warrant on the date of event:

☐ CAD OR USD ☐

NOTES:

7.
The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by a Schedule I Canadian chartered bank, or by a medallion signature guarantee from a member of a recognized Signature Medallion Guarantee Program.
8.
Warrants shall only be transferable in accordance with the warrant indenture between Mind Medicine (MindMed) Inc. and Odyssey Trust Company dated January 7, 2021 as amended by the Supplemental

Warrant Agreement between the Company, Odyssey Trust Company and Computershare dated March 14th, 2022 (the “Warrant Indenture”) applicable laws and the rules and policies of any applicable stock exchange. Without limiting the foregoing, if the Warrant Certificate bears a legend restricting the transfer of the Warrants except pursuant to an exemption from registration under the U.S. Securities Act, and applicable state securities laws, this Transfer Form must be accompanied by a properly completed and executed declaration for removal of legend in the form attached as Schedule “B” to the Warrant Indenture.

CERTAIN REQUIREMENTS RELATING TO TRANSFERS ± READ CAREFULLY

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. All securityholders or a legally authorized representative must sign this form. The signature(s) on this form must be guaranteed in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. Notarized or witnessed signatures are not acceptable as guaranteed signatures. As at the time of closing, you may choose one of the following methods (although subject to change in accordance with industry practice and standards):

•
Canada and the USA: A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP).Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”, with the prefix covering the face value of the certificate.
•
Canada: A Signature Guarantee obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”, sign and print their full name and alpha numeric signing number. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program. For corporate holders, corporate signing resolutions, including certificate of incumbency, are also required to accompany the transfer, unless there is a “Signature & Authority to sign Guarantee” Stamp affixed to the transfer (as opposed to a “Signature Guaranteed” Stamp) obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a Medallion Signature Guarantee with the correct prefix covering the face value of the certificate.
•
Outside North America: For holders located outside North America, present the certificates(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program. The corresponding affiliate will arrange for the signature to be over-guaranteed.

OR

The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by an authorized officer of Royal Bank of Canada, Scotia Bank or TD Canada Trust whose sample signature(s) are on file with the transfer agent, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent's then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

REASON FOR TRANSFER - FOR US RESIDENTS ONLY

Consistent with US IRS regulations, COMPUTERSHARE TRUST COMPANY OF CANADA is required to request cost basis information from US securityholders. Please indicate the reason for requesting the transfer as well as the date of event relating to the reason. The event date is not the day in which the transfer is finalized, but rather the date of the event which led to the transfer request (i.e. date of gift, date of death of the securityholder, or the date the private sale took place).

SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Mind Medicine (MindMed) Inc.

AND TO:	Computershare Trust Company of Canada
510 Burrard Street, 3rd Floor
Vancouver, BC V6C 3B9

The undersigned (a) acknowledges that the sale of the securities of Mind Medicine (MindMed) Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) it is not an affiliate of the Company (as defined in Rule 405 under the U.S. Securities Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Canadian Securities Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the sale was not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:	By:
Name:
Title:

Affirmation By Seller's Broker-Dealer (required for sales in accordance with Section (b)(2)(B) above)

We have read the foregoing representations of our customer ______________(the “seller”) dated ______________, with regard to our sale, for such Seller's account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of designated offshore securities market, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker's commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S.

Name of Firm

By:

Authorized officer

Date: